Exhibit 32.1

CEO Certification pursuant to Section 906

CERTIFICATION OF PERIODIC
FINANCIAL REPORT
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James P. Mooney, Chairman and Chief Executive Officer of OM Group, Inc., hereby certify that the Quarterly Report on Form 10-Q for the Quarter ended September 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of OM Group, Inc.

Date: December 19, 2003

/s/ James P. Mooney James P. Mooney Chairman and Chief Executive Officer

Note: A signed original of this written statement required by Section 906 has been provided to OM Group, Inc. and will be retained by OM Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.